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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             -----------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2001


                        LAKEHEAD PIPE LINE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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
                          DELAWARE                                  333-59597                                       39-1715850
                      (STATE OR OTHER                         (COMMISSION FILE NO.)                           (I.R.S. EMPLOYER
                       JURISDICTION)                                                                       IDENTIFICATION NO.)
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       LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2067
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (218) 725-0100



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ITEM 5.  OTHER EVENTS

         Lakehead Pipe Line Partners, L.P., a Delaware limited partnership (the "Registrant"), entered into an Underwriting Agreement, dated May 16, 2001 (the "Underwriting Agreement"), among the Registrant, Lakehead Pipeline Company, Limited Partnership, a Delaware limited partnership, Lakehead Pipe Line Company, Inc., a Delaware corporation and the general partner of the Registrant, and Goldman, Sachs & Co. in connection with the Registrant's public offering of 1,978,142 Class A Common Units (including an over-allotment option to purchase 229,507 Class A Common Units). This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement of the Registrant on Form S-3 (Reg. No. 333-67005) and the related registration statement filed under Rule 462(b) promulgated under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c) EXHIBITS
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
Exhibit No.       Description
1.1               Underwriting Agreement, dated May 16, 2001, among the Registrant, Lakehead Pipe Line
                  Company, Limited Partnership, Lakehead Pipe Line Company, Inc. and Goldman, Sachs & Co.

5.1               Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities.

8.1               Opinion of Fulbright & Jaworski L.L.P. as to certain federal income tax matters.

23.1              Consent of Fulbright & Jaworski L.L.P. (included in Exhibits 5.1 and 8.1)
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               LAKEHEAD PIPE LINE PARTNERS, L.P.
                               (Registrant)

                               By: Lakehead Pipe Line Company, Inc.
                                   as General Partner


                                   /s/ JODY L. BALKO
                                   --------------------------------------------
                                   Jody L. Balko
                                   Chief Accountant
                                   (Principal Financial and Accounting Officer)


Date: May 16, 2001







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                                  EXHIBIT INDEX

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
Exhibit No.                                            Description
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
   1.1               Underwriting Agreement, dated May 16, 2001, among the Registrant, Lakehead Pipe Line
                     Company, Limited Partnership, Lakehead Pipe Line Company, Inc. and Goldman, Sachs & Co.

   5.1               Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities.

   8.1               Opinion of Fulbright & Jaworski L.L.P. as to certain federal income tax matters.

  23.1               Consent of Fulbright & Jaworski L.L.P. (included in Exhibits 5.1 and 8.1)
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